Exhibit 10.15

Execution Version

PLEDGE AGREEMENT

This PLEDGE AGREEMENT (the “Agreement”), dated as of February 28, 2017, is made by Berry Petroleum Company, LLC, a Delaware limited liability company (the “Borrower”), Berry Petroleum Corporation, a Delaware corporation (“Parent Guarantor” together with the Borrower and each Person who becomes a party to this Agreement by execution of a joinder in the form of Exhibit C hereto, collectively the “Pledgors” and each individually a “Pledgor”), in favor of Wells Fargo Bank, National Association, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”), for the benefit of the Secured Parties.

W I T N E S S E T H:

WHEREAS, contemporaneously herewith the Pledgors are entering into that certain Credit Agreement of even date herewith (the same, as it may be amended, restated, modified or supplemented and in effect from time to time, being herein referred to as the “Credit Agreement”) with certain financial institutions from time to time party thereto (collectively, the “Lenders”), and the Administrative Agent, providing for the Lenders to make available to the Borrowers certain credit facilities on the terms and conditions set forth therein;

WHEREAS, contemporaneously herewith the Pledgors are entering into that certain Guaranty Agreement of even date herewith (the same, as it may be amended, restated, modified or supplemented and in effect from time to time, being herein referred to as the “Guaranty”) pursuant to which the Pledgors guaranty the Obligations, including the obligations of the Borrower and the other Obligors under the Credit Agreement and the other Loan Documents;

WHEREAS, certain Lenders or Affiliates of Lenders have entered into or may hereafter enter into Secured Swap Agreements with one or more Pledgors;

WHEREAS, all of the issued and outstanding Equity Interests owned by each Pledgor as of the date first set forth above are set forth on Exhibit A hereto (the issuer of each such Equity Interest, together with each other issuer of Equity Interests which are hereafter acquired by any Pledgor and pledged hereunder, is referred to herein as an “Issuer” and collectively as the “Issuers”);

WHEREAS, each of the Pledgors other than the Borrower is either (i) a direct or indirect owner of the capital stock or shares of the Borrower or (ii) a Subsidiary or Affiliate of the Borrower, will benefit directly and indirectly from the credit facilities made available pursuant to the Credit Agreement and is guaranteeing the Obligations pursuant to the Guaranty; and

WHEREAS, to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and make available the credit facilities thereunder, and to induce each Secured Swap Party to enter into its respective Secured Swap Agreement, the Pledgors have agreed to pledge to the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, all Pledged Collateral (as defined below) now or hereafter owned or acquired by any Pledgor on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings ascribed thereto in the Credit Agreement. Terms defined in the UCC which are not otherwise defined in this Agreement or in the Credit Agreement are used in this Agreement as defined in the UCC as in effect on the date hereof. In addition, as used herein:

“Addendum” shall have the meaning ascribed thereto in Section 2 below.

“Equity Interest Power” shall have the meaning ascribed thereto in Section 2 below.

“Excluded Property” shall mean (i) any Equity Interest in any Foreign Subsidiary (x) that is not a first-tier Subsidiary of a Pledgor, or (y) to the extent the same represents, for all Pledgors in the aggregate, more than 65% of the total combined voting power of all classes of capital stock or similar Equity Interests of such Foreign Subsidiary which are entitled to vote (such equity interests in such Foreign Subsidiary that are Pledged hereunder being indicated on Exhibit A hereto, as it may be supplemented from time to time); (ii) any Equity Interests in any pledged entity acquired on or after the Effective Date that is not a Subsidiary of a Pledgor, if the terms of the Organizational Documents of such pledged entity do not permit the grant of a security interest in such Equity Interests by the owner thereof or the applicable Pledgor has been unable to obtain any approval or consent to the creation of a security interest therein which is required under such Organizational Documents; provided, however, the foregoing exclusions shall in no way be construed (a) to apply if any such prohibition would be rendered ineffective under the UCC (including Sections 9.406, 9.407 and 9.408 thereof) or other applicable law (including the Bankruptcy Code) or principles of equity, (b) so as to limit, impair or otherwise affect the Administrative Agent’s unconditional continuing Liens upon any rights or interests of any Pledgor in or to the proceeds thereof (including proceeds from the sale or other disposition thereof), including monies due or to become due under any such sale or disposition, or any contract or agreement related thereto (including any Accounts), (c) to apply at such time as the condition causing such prohibition shall be remedied (including pursuant to a waiver thereof or a consent related thereto) and, to the extent severable, “Pledged Collateral” shall include any portion of such contract, agreement or assets subject thereto that does not result in such prohibition and (iii) any Equity Interests (a) to the extent the burden of perfection would exceed the benefit to the Secured Parties in the reasonable written determination of Administrative Agent or (b) to the extent perfection (A) is prohibited by any Governmental Requirement or (B) could reasonably be expected to result in material adverse tax consequences to the Borrower or any Subsidiary of the Borrower.

“Indemnified Liabilities” shall have the meaning ascribed thereto in Section 10 below.

“Indemnified Parties” shall have the meaning ascribed thereto in Section 10 below.

“Irrevocable Proxy” shall have the meaning ascribed thereto in Section 2 below.

“Permitted Liens” shall mean liens permitted under Section 9.03 of the Credit Agreement.

“Pledged Collateral” shall have the meaning ascribed thereto in Section 2 below.

“Pledged Shares” shall have the meaning ascribed thereto in Section 2 below.

“Pledgor Claims” means all debts and obligations of the Borrower or any other Pledgor to any Pledgor, including but not limited to any obligation of the Borrower or any other Pledgor to such Pledgor as subrogee of the Secured Parties or resulting from such Pledgor’s performance under this Agreement, whether such debts and obligations now exist or are hereafter incurred or arise, or whether the obligation of the debtor thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or obligations be evidenced by note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or obligations may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by such Pledgor.

“Proceeds” means “proceeds”, as such term is defined in the UCC and, in any event, includes, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable with respect to any of the Pledged Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), (c) all Stock Rights and (d) any and all other amounts from time to time paid or payable under, in respect of or in connection with any of the Pledged Collateral.

“Registration Page” shall have the meaning ascribed thereto in Section 2 below.

“Representative” means any Person acting as agent, representative or trustee on behalf of the Administrative Agent from time to time.

“Secured Obligations” means the Obligations (as defined in the Credit Agreement), the Guaranteed Obligations (as defined in the Guaranty Agreement) and all other obligations and indebtedness of any Pledgor now or hereafter arising under the Loan Documents.

“Security Termination” means such time at which each of the following events shall have occurred on or prior to such time: (a) all Commitments have terminated or expired; (b) the Credit Agreement has terminated; (c) all Secured Obligations (other than obligations under any Secured Swap Agreement and other than indemnities and other contingent obligations not then due and payable and as to which no claim has been made as of the time of determination) have been indefeasibly paid in full in cash; (d) all Secured Swap Agreements have been terminated and paid in full, novated or the applicable Pledgor has provided substitute collateral to the Secured Swap Party thereunder to the extent provided under the applicable Secured Swap Agreement (or as to which other arrangements satisfactory to the applicable Secured Swap Party shall have been made); and (e) all Letters of Credit have expired or terminated or the LC Exposure has been cash collateralized (or as to which other arrangements satisfactory to the applicable Pledgor and the Issuing Bank shall have been made), as provided for in the Credit Agreement.

“Stock Rights” means all dividends, instruments or other distributions and any stocks, shares, warrants, options or other securities rights or any other right or property which the Pledgors shall receive or shall become entitled to by way of dividend bonus, redemption, exchange, purchase, substitution, conversion, consolidation, subdivision, preference or otherwise to receive for any reason whatsoever with respect to the Pledged Shares, in substitution for or in exchange for any Equity Interest constituting Pledged Collateral, any right to receive an Equity Interest and any right to receive earnings, interest or other income which may be paid or payable in which the Pledgors now have or hereafter acquire any right, issued by an Issuer of such Equity Interest.

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of Texas; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the Administrative Agent’s and the Secured Parties’ security interest in any Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Texas, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection, the effect thereof or priority and for purposes of definitions related to such provisions.

“1933 Act” means the Securities Act of 1933, as amended (or any similar statute then in effect).

“1934 Act” means the Securities Exchange Act of 1934, as amended (or any similar statute then in effect).

Section 2. Pledge.

(a) As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) and performance of the Secured Obligations, each Pledgor hereby pledges, assigns, hypothecates, transfers, delivers and grants to the Administrative Agent, for the benefit of the Secured Parties, a Lien on and perfected security interest in (i) all of the Equity Interests of the Issuers now owned or hereafter acquired by such Pledgor (the Equity Interests described in the foregoing clause (i) collectively, the “Pledged Shares”; when used with respect to any one Pledgor, “Pledged Shares” means the Pledged Shares in which such Pledgor has an interest or in which Exhibit A indicates such Pledgor has an interest), (ii) all other property hereafter delivered to, or in the possession or in the custody of, the Administrative Agent, in substitution for or in addition to the Pledged Shares, (iii) any other property of any Issuer, as described in Section 4 below, now or hereafter delivered to, or in the possession or custody of such Pledgor, (iv) all rights, privileges, authority or powers of such Pledgor as an owner of such pledged Equity Interest in such Issuers, and (v) all Proceeds of the collateral described in the preceding clauses (i), (ii), (iii) and (iv) (the collateral described in clauses (i) through (v) of this Section 2 being collectively referred to as the “Pledged Collateral”). Notwithstanding the foregoing, the term “Pledged Collateral” shall not include any Excluded Property and no Lien or security interest is hereby granted on any Excluded Property, in each case, solely for so long as such property remains Excluded Property.

(b) All of the Pledged Shares owned by each Pledgor on the date hereof, as applicable, are listed on Exhibit A hereto, and (i) to the extent applicable, all instruments or certificates representing the Pledged Shares and undated equity interest powers substantially in the form attached hereto as Exhibit E or such other equivalent equity interest powers reasonably acceptable to the Administrative Agent (“Equity Interest Power”) duly executed in blank by such Pledgor, (ii) irrevocable proxies substantially in the form attached hereto as Exhibit F (“Irrevocable Proxy”) and (iii) a duly executed equity registration page, substantially in the form attached hereto as Exhibit G (“Registration Page”), are being delivered to the Administrative Agent, for the benefit of the Secured Parties, simultaneously herewith. Each Pledgor shall execute an Addendum in the form of Exhibit B hereto (an “Addendum”) and deliver to the Administrative Agent, stock certificates (if any), together with duly executed Equity Interest Powers, Irrevocable Proxies and Registration Pages upon creation or acquisition by such Pledgor of any Equity Interest in any other newly formed or acquired Subsidiary or any additional Equity Interest in Issuers named on Exhibit A within the time period required under the Credit Agreement. The Administrative Agent, on behalf of the Secured Parties, shall maintain possession and custody of the certificates representing the Pledged Shares and any additional Pledged Collateral.

(c) The Lien and security interest created hereby in the Pledged Collateral secures the payment and performance of all Secured Obligations. Without limiting the generality of the foregoing, this Agreement secures, as to each Pledgor, the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Pledgor to any Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving a Pledgor.

(d) This Agreement is executed and granted for the pro rata benefit and security of the Administrative Agent and the other Secured Parties as security for the Secured Obligations until Security Termination has occurred; it being understood and agreed that possession of any Note (or any replacements of any said Note) at any time by the Borrower or any other Pledgor shall not in any manner extinguish the Secured Obligations, such Notes or this Agreement securing payment thereof, and the Borrower shall have the right to issue and reissue any of the Notes from time to time as its interest or as convenience may require, without in any manner extinguishing or affecting the Secured Obligations, the obligations under any of the Notes, or the security of this Agreement.

Section 3. Representations, Warranties and Covenants of Pledgors. Each Pledgor represents, warrants and covenants to the Administrative Agent, for the benefit of the Secured Parties as follows:

(a) such Pledgor is the record and beneficial owner of, and has legal title to, the Pledged Shares, including without limitation the Pledged Shares listed on Exhibit A, and such shares are and all other Equity Interests constituting Pledged Collateral are free and clear of all Liens and other encumbrances and restrictions whatsoever, except Permitted Liens;

(b) such Pledgor has full power, authority and legal right to execute this Agreement and to pledge the Pledged Shares and any additional Pledged Collateral to the Administrative Agent, for the benefit of the Secured Parties;

(c) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally;

(d) there are no outstanding options, warrants or other agreements with respect to the Pledged Shares;

(e) the Pledged Shares have been duly and validly authorized and issued, and are fully paid and non-assessable. On the date hereof, the Pledged Shares listed on Exhibit A constitute the percentage of the issued and outstanding Equity Interests of such class of the Issuers specified on Exhibit A;

(f) no consent, approval or authorization of or designation or filing with any Governmental Authority on the part of such Pledgor is required in connection with or as a condition to the pledge and security interest granted under this Agreement, or the exercise by the Administrative Agent of the voting and other rights provided for in this Agreement except as may be required in connection with disposition of the Pledged Collateral by laws affecting the offering and sale of securities generally;

(g) the execution, delivery and performance of this Agreement by such Pledgor does not (i) require any consent or approval of any holders of Equity Interests of such Pledgor, except those already obtained; (ii) violate or cause a default under the Organizational Documents of such Pledgor; (iii) violate or cause a default under any applicable law, material contract or of any securities issued by any Issuer, other than the Operating Agreement of Lake Canyon Transportation and Gathering, LLC; or (iv) result in or require the imposition of any Lien (other than Permitted Liens) on such Pledgor’s Property;

(h) the pledge, assignment and delivery (to the extent applicable) to the Administrative Agent of the Pledged Shares, or other actions establishing control over the Pledged Shares (to the extent applicable) pursuant to this Agreement creates a valid Lien on and a perfected security interest in the Pledged Shares and the Proceeds thereof in favor of the Administrative Agent, for the benefit of the Secured Parties, subject to no prior Lien (other than Permitted Liens). Such Pledgor covenants and agrees that it will defend the Administrative Agent’s right, title and security interest in and to the Pledged Shares and the proceeds thereof against the claims and demands of all persons whomsoever, (i) subject to the rights of such Pledgor under the Loan Documents to dispose of the Pledged Shares and (ii) other than any holders of Permitted Liens;

(i) with respect to any certificates delivered to the Administrative Agent representing Pledged Collateral, either such certificates are Securities as defined in Article 8 of the UCC as a result of actions by the Issuer or otherwise, or, if such certificates are not Securities, such Pledgor has so informed the Administrative Agent so that the Administrative Agent may take steps to perfect its security interest therein as a General Intangible;

(j) none of the Pledged Shares have been issued or transferred in violation of the 1933 Act, 1934 Act or other applicable securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance shall or transfer may be subject;

(k) no Pledged Collateral owned by such Pledgor is or shall be held by a securities intermediary, except for a Pledged Collateral held in a Securities Account in compliance with Section 4.11 of the Security Agreement;

(l) (i) if the Organizational Documents of any Pledgor specify that such Pledgor has “opted in” to Article 8 of the UCC or otherwise provides that Article 8 of the UCC shall govern any related Pledged Collateral and/or any such Pledged Collateral will or may be evidenced by certificates, then (A) such certificates are Securities as defined in Article 8 of the UCC and (B) such Pledgor has delivered such certificates to the Administrative Agent; or (ii) if the Organizational Documents of any Pledgor do not specify that such Pledgor has “opted in” to Article 8 of the UCC or otherwise do not provide that Article 8 of the UCC governs any related Pledged Collateral and/or do not provide that such Pledged Collateral will or may be evidenced by certificates, then (A) such Pledged Collateral are not Securities as defined in Article 8 of the UCC and (B) such Pledgor shall not create or deliver any certificates to any Person in relation to such Pledged Collateral; and (iii) in either instance (i) or (ii), no Pledgor may amend or terminate any provision of its Organizational Documents pertaining to such Pledged Collateral.

(m) the Administrative Agent has a perfected security interest in all uncertificated Pledged Shares pledged hereunder that are in existence on the date hereof. Each Pledgor hereby agrees that if any of the Pledged Shares are at any time not evidenced by certificates of ownership, then each applicable Pledgor shall, to the extent permitted by applicable law, (i) cause the Issuer to execute and deliver to the Administrative Agent an acknowledgment of the pledge of such Pledged Shares substantially in the form of Exhibit D hereto or such other form that is reasonably satisfactory to the Administrative Agent and (ii) to the extent reasonably requested by the Administrative Agent, if necessary to perfect a security interest in such Pledged Shares, cause such pledge to be recorded on the equity holder register or the books of the Issuer, and execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Administrative Agent the right to transfer such Pledged Shares under the terms hereof.

Section 4. Stock Dividends, Distributions, etc. If, while this Agreement is in effect, any Pledgor shall become entitled to receive or shall receive any certificate representing Equity Interests constituting Pledged Collateral (including, without limitation, any certificate representing a stock dividend or a stock distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization, merger or consolidation), or any options or rights, whether as an addition to, in substitution for, or in exchange for any of the Pledged Shares, or otherwise, such Pledgor agrees to accept, hold and deliver the same forthwith to the Administrative Agent in the exact form received, with the endorsement of such Pledgor when necessary and/or appropriate and undated Equity Interest Powers duly executed in blank, to be held by the Administrative Agent, for the benefit of the Secured Parties, subject to the terms hereof, as additional Pledged Collateral. In case any distribution of capital shall be made on or in respect of the Pledged Shares or any property shall be distributed upon or with respect to the Pledged Shares pursuant to the recapitalization or reclassification of the capital of the Issuer thereof or pursuant to the reorganization thereof, in a transaction not permitted under Section 9.04 of the Credit Agreement, the property so distributed shall be delivered to the Administrative Agent to be held by it as additional Pledged Collateral. Except as provided in Section 5(a)(ii) below, all sums of money and property so paid or distributed in respect of the Pledged Shares which are received by such Pledgor as described in the immediately preceding sentence shall, until paid or delivered to the Administrative Agent, be held by such Pledgor in trust as additional Pledged Collateral.

Section 5. Administration of Security.

(a) Each Pledgor shall be entitled (subject to the other provisions hereof, including, without limitation, Section 9 below):

(i) until receipt of notice to the contrary from the Administrative Agent during the continuance of an Event of Default, to vote or consent with respect to the Pledged Shares; provided, however, that no vote or other right shall be exercised or action taken by any Pledgor which would reasonably be expected to have the effect of impairing the rights of the Administrative Agent in respect of such Pledged Collateral; and

(ii) until receipt of notice to the contrary from the Administrative Agent delivered during the continuance of an Event of Default, to receive cash dividends or other distributions in the ordinary course made in respect of the Pledged Shares, to the extent permitted to be paid pursuant to the Credit Agreement.

(b) EACH PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE ADMINISTRATIVE AGENT AS ITS PROXY AND ATTORNEY-IN-FACT FOR SUCH PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL WITH THE RIGHT TO, DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, TAKE ANY OF THE FOLLOWING ACTIONS (I) TRANSFER AND REGISTER IN ITS NAME OR IN THE NAME OF ITS NOMINEE THE WHOLE OR ANY PART OF THE PLEDGED COLLATERAL, (II) VOTE THE PLEDGED SHARES, WITH FULL POWER OF SUBSTITUTION TO DO SO, (III) RECEIVE AND COLLECT ANY DIVIDEND OR OTHER PAYMENT OR DISTRIBUTION IN RESPECT OF, OR IN EXCHANGE FOR, THE PLEDGED COLLATERAL OR ANY PORTION THEREOF, TO GIVE FULL DISCHARGE FOR THE SAME AND TO INDORSE ANY INSTRUMENT MADE PAYABLE TO PLEDGOR FOR SAME, (IV) EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING, WITH RESPECT TO THE PLEDGED SHARES, GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, PARTNERS OR MEMBERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS, PARTNERS OR MEMBERS AND VOTING AT SUCH MEETINGS), AND (V) TAKE ANY ACTION AND EXECUTE ANY INSTRUMENT WHICH THE ADMINISTRATIVE AGENT MAY DEEM NECESSARY OR ADVISABLE TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT. THE APPOINTMENT OF THE ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE VALID AND IRREVOCABLE UNTIL SECURITY TERMINATION; IT BEING UNDERSTOOD THAT SUCH SECURED OBLIGATIONS AND THIS AGREEMENT AND THE LIENS AND SECURITY INTEREST CREATED HEREBY WILL CONTINUE TO BE EFFECTIVE OR AUTOMATICALLY REINSTATED, AS THE CASE MAY BE, IF AT ANY TIME PAYMENT, IN WHOLE OR IN PART, OF ANY OF THE SECURED OBLIGATIONS IS RESCINDED OR MUST OTHERWISE BE RESTORED OR RETURNED BY THE ADMINISTRATIVE AGENT OR ANY OTHER SECURED PARTY FOR ANY REASON, INCLUDING AS A PREFERENCE, FRAUDULENT CONVEYANCE OR OTHERWISE UNDER ANY BANKRUPTCY, INSOLVENCY OR SIMILAR LAW, ALL AS THOUGH SUCH PAYMENT HAD NOT BEEN MADE; IT BEING FURTHER UNDERSTOOD THAT IN THE EVENT PAYMENT OF ALL OR ANY PART OF THE SECURED OBLIGATIONS IS RESCINDED OR MUST BE RESTORED OR RETURNED, ALL REASONABLE OUT-OF-POCKET COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES AND DISBURSEMENTS) INCURRED BY THE ADMINISTRATIVE AGENT OR ANY OTHER SECURED PARTY IN DEFENDING AND ENFORCING SUCH REINSTATEMENT SHALL BE DEEMED TO BE INCLUDED AS A PART OF THE SECURED OBLIGATIONS. SUCH APPOINTMENT OF THE ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL BE VALID AND IRREVOCABLE AS PROVIDED HEREIN NOTWITHSTANDING ANY LIMITATIONS TO THE CONTRARY SET FORTH IN THE ARTICLES OR CERTIFICATE OF INCORPORATION OR ORGANIZATION, CERTIFICATE OF FORMATION, BYLAWS, LIMITED

LIABILITY COMPANY AGREEMENTS OR OTHER ORGANIZATIONAL DOCUMENTS OF ANY PLEDGOR, THE BORROWER OR ANY ISSUER. In order to further effect the foregoing transfer of rights in favor of the Administrative Agent, the Administrative Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, to present to Borrower or any Issuer an Irrevocable Proxy and/or Registration Page. After the occurrence and during the continuance of an Event of Default and upon the request of the Administrative Agent, each Pledgor agrees to deliver to the Administrative Agent, on behalf of the Secured Parties, such further evidence of such Irrevocable Proxy or additional Irrevocable Proxies to vote the Pledged Shares as the Administrative Agent may request.

(c) Upon the occurrence and during the continuance of an Event of Default, and following delivery of a notice pursuant to Section 5(a) (ii), in the event that any Pledgor, as record and beneficial owner of its Pledged Shares, shall have received or shall have become entitled to receive, any cash dividends or other distributions in the ordinary course, such Pledgor shall deliver to the Administrative Agent, for the benefit of the Secured Parties, and the Administrative Agent, for the benefit of the Secured Parties, shall be entitled to receive and retain, all such cash or other distributions as additional Pledged Collateral.

(d) All prior proxies given by any Pledgor with respect to any of the Pledged Collateral or any of the Pledged Shares, as applicable (other than to the Administrative Agent) are hereby revoked, and no subsequent proxies (other than to the Administrative Agent) will be given with respect to any of the Pledged Collateral or any of the Pledged Shares, as applicable. The Administrative Agent, as proxy, will be empowered and may exercise the irrevocable proxy to vote the Pledged Collateral and/or the Pledged Shares at any and all times during the continuance of an Event of Default, including, but not limited to, at any meeting of shareholders, partners or members, as the case may be, of an Issuer, however called, and at any adjournment thereof, or in any action by written consent, and may waive any notice otherwise required in connection therewith. To the fullest extent permitted by applicable law, the Administrative Agent shall have no agency, fiduciary or other implied duties to any Pledgor or Issuer or any other party when acting in its capacity as such proxy or attorney-in-fact. Each Pledgor hereby waives and releases any claims that it may otherwise have against the Administrative Agent with respect to any breach or alleged breach of any such agency, fiduciary or other duty.

(e) Any transfer to the Administrative Agent or its nominee, or registration in the name of the Administrative Agent or its nominee, of the whole or any part of the Pledged Collateral, whether by the delivery of a Registration Page to the applicable Issuer or otherwise, shall be made, subject to the following sentence, solely for purposes of effectuating voting or other consensual rights with respect to the Pledged Collateral in accordance with the terms of this Agreement and is not intended to effectuate any transfer of ownership of the Pledged Collateral. Notwithstanding any delivery or modification of a Registration Page or exercise of an Irrevocable Proxy, the Administrative Agent shall not be deemed the owner of, or assume any obligations of the owner or holder of the Pledged Collateral unless and until the Administrative Agent expressly accepts such obligations in writing or otherwise becomes the owner thereof under applicable law.

(f) At any time, in order to comply with any legal requirement in any jurisdiction, or to effect or continue the creation, attachment or perfection of the Liens and security interest granted herein, the Administrative Agent may appoint any bank or trust company or one or more other Persons, either to act as co-agent or co-agents, jointly with the Administrative Agent, or to act as a separate agent or agents on behalf of the Administrative Agent and/or the other Secured Parties, with such power and authority as may be necessary for the effective operation of the provisions hereof and may be specified in the instrument of appointment.

Section 6. No Disposition, etc. Other than pursuant to a transaction permitted by the Credit Agreement, without the prior written consent of the Administrative Agent or to the extent permitted under the Credit Agreement, each Pledgor agrees that such Pledgor will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Shares or any other Pledged Collateral, nor will such Pledgor create, incur or permit to exist any Lien, other than Permitted Liens, with respect to any of the Pledged Shares, any other Pledged Collateral or any interest therein, or any proceeds thereof. If an Event of Default has occurred and is continuing (or would result therefrom), each Pledgor agrees that it will not vote to enable, and will not otherwise take affirmative action to allow, any Issuer to (a) issue any stock or other securities of any nature in addition to or in exchange or substitution for the Pledged Shares or (b) dissolve, liquidate, retire any of its capital stock, reduce its capital or merge or consolidate with any other Person.

Section 7. Certain Rights of the Administrative Agent. Neither the Administrative Agent nor any of the other Secured Parties shall be liable for failure to collect or realize upon any of the Secured Obligations or any collateral security or guaranty therefor, or any part thereof, or for any delay in so doing, nor shall the Administrative Agent or any of the other Secured Parties be under any obligation to take any action whatsoever with regard thereto. Any or all of the Pledged Shares, if an Event of Default has occurred and is continuing, may be registered in the name of the Administrative Agent or its nominee and the Administrative Agent or its nominee may without notice, exercise all voting and corporate rights at any meeting with respect to any Issuer and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Shares as if it were the absolute owner thereof, including, without limitation, the right to vote in favor of, and to exchange at its discretion any and all of the Pledged Shares upon, the merger, consolidation, reorganization, recapitalization or other readjustment with respect to any Issuer or upon the exercise by any Pledgor or the Administrative Agent of any right, privilege or option pertaining to any of the Pledged Shares, and in connection therewith, to deposit and deliver any and all of the Pledged Shares with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine, all without liability except to account for property actually received by the Administrative Agent, but the Administrative Agent shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

Section 8. Subordination of All Pledgor Claims.

(a) Each Pledgor hereby subordinates the payment of all Pledgor Claims owing to such Pledgor to the payment in full in cash of all the Secured Obligations (other than contingent indemnification and cost reimbursement obligations for which no claim has been asserted). If the Administrative Agent or the other Secured Parties so request, any such Pledgor Claims owing to such Pledgor shall be enforced and performance received by such Pledgor as trustee for the Secured Parties and the proceeds thereof shall be paid over to the Administrative Agent on account of the Secured Obligations. After and during the continuation of an Event of Default, no Pledgor shall receive or collect, directly or indirectly, from any other Pledgor in respect thereof any amount upon the Pledgor Claims.

(b) In the event of receivership, bankruptcy, reorganization, arrangement, debtor’s relief, or other insolvency proceedings involving any Pledgor, the Administrative Agent on behalf of the Secured Parties shall have the right to prove their claim in any proceeding, so as to establish their rights hereunder and receive directly from the receiver, trustee or other court custodian, dividends and payments which would otherwise be payable upon Pledgor Claims. In the event of such proceeding, each Pledgor hereby assigns such dividends and payments to the Administrative Agent for the benefit of the Secured Parties for application against the Secured Obligations as provided under Section 10.02(c) of the Credit Agreement. Should the Administrative Agent or any other Secured Party receive, for application upon the Secured Obligations, any such dividend or payment which is otherwise payable to any Pledgor, and which, as between such Pledgor and any other Pledgor, shall constitute a credit upon the Pledgor Claims, then upon Security Termination, the intended recipient shall become subrogated to the rights of the Administrative Agent and the other Secured Parties to the extent that such payments to the Administrative Agent and the other Secured Parties on the Pledgor Claims have contributed toward the liquidation of the Secured Obligations, and such subrogation shall be with respect to that proportion of the Secured Obligations which would have been unpaid if the Administrative Agent and the other Secured Parties had not received dividends or payments upon the Pledgor Claims.

(c) In the event that, notwithstanding Section 8(a) and (b), any Pledgor should receive any funds, payments, claims or distributions which are prohibited by such Sections, then it agrees: (a) to hold in trust for the Administrative Agent and the other Secured Parties an amount equal to the amount of all funds, payments, claims or distributions so received, and (b) that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions except to pay them promptly to the Administrative Agent, for the benefit of the Secured Parties; and each Pledgor covenants promptly to pay the same to the Administrative Agent.

(d) Each Pledgor agrees that until Security Termination, any Liens securing payment of the Pledgor Claims shall be and remain inferior and subordinate to any Liens securing payment of the Secured Obligations, regardless of whether such encumbrances in favor of such Pledgor, the Administrative Agent or any other Secured Party presently exist or are hereafter created or attach. Without the prior written consent of the Administrative Agent, no Pledgor, during the period in which any of the Secured Obligations is outstanding or the Commitments are in effect, shall (x) exercise or enforce any creditor’s right it may have against any debtor in respect of the Pledgor Claims, or (y) foreclose, repossess, sequester or otherwise take steps or institute any action or proceeding (judicial or otherwise, including without limitation the commencement of or joinder in any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any Lien securing payment of the Pledgor Claims held by it.

(e) All promissory notes and all accounts receivable ledgers or other evidence of the Pledgor Claims accepted by or held by any Pledgor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Agreement.

Section 9. Remedies. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon any Pledgor or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the fullest extent permitted by law), may forthwith collect, receive and realize upon the Pledged Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of (including the disposition by merger) and deliver said Pledged Collateral, or any part thereof, in one or more portions at public or private sale or sales or transactions, at any exchange, broker’s board or at any of the Administrative Agent’s offices or elsewhere upon such terms and conditions as the Administrative Agent may deem advisable and at such prices as it may deem best, for any combination of cash and/or securities or other property or on credit or for future delivery without assumption by any Secured Party of any credit risk, with the right to the Administrative Agent upon any such sale or sales, public or private, to purchase the whole or any part of said Pledged Collateral so sold, free of any right or equity of redemption in any Pledgor, which right and equity are hereby expressly waived (to the fullest extent permitted by law) or released. Each Pledgor agrees that the Administrative Agent need not give more than ten (10) days’ notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to any Pledgor if such Pledgor has signed after the occurrence and during the continuance of an Event of Default a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies granted to the Administrative Agent for the benefit of the Secured Parties in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Secured Obligations, the Administrative Agent and the other Secured Parties shall have all the rights and remedies of a secured party under the UCC and under any other applicable law.

Section 10. Sale of Pledged Shares. After the occurrence and during the continuance of an Event of Default:

(a) Each Pledgor recognizes that the Administrative Agent, on behalf of the Secured Parties, may be unable to effect a public sale or disposition (including, without limitation, any disposition in connection with a merger of any Issuer) of any or all the Pledged Collateral by reason of certain prohibitions contained in the 1933 Act, and applicable state securities laws, but may be compelled to resort to one or more private sales or dispositions thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale or disposition may result in prices and other terms (including the terms of any securities or other property received in connection therewith) less favorable to the seller than if such sale or disposition were a public sale or disposition and, notwithstanding such circumstances, agrees that any such private sale or disposition shall be deemed to be reasonable and effected in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale or disposition of any of the Pledged Collateral in order to permit any Pledgor or any Issuer to register such securities for public sale under the 1933 Act, or under applicable state securities laws, even if such Pledgor or any Issuer would agree to do so. No Secured Party shall incur any liability as a result of the sale of any such Pledged Collateral, or any part thereof, at any private sale provided for in this Agreement conducted in a commercially reasonable manner, and each Pledgor hereby waives to the fullest extent permitted by law any claims against the Secured Parties arising by reason of the fact that the price at which the Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Administrative Agent accepts the first offer received and does not offer the Pledged Collateral to more than one offeree.

(b) Each Pledgor agrees to do or cause to be done all such other acts and things as the Administrative Agent may reasonably request to make such sale or sales or dispositions of any portion or all of the Pledged Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales or dispositions, all at such Pledgor’s expense.

(c) Without in any way limiting the requirement of Section 12.03 of the Credit Agreement, each Pledgor agrees to indemnify and hold harmless the Secured Parties, each of their respective successors and assigns, officers, directors, employees, agents and attorneys, and any Person in control of any thereof (the “Indemnified Parties”), from and against any loss, liability, claim, damage and expense, including, without limitation, reasonable counsel fees (collectively called the “Indemnified Liabilities”), which may be imposed on, incurred by or asserted against such Indemnified Party as a result of or in connection with this Agreement or the enforcement by the Administrative Agent or any other Secured Party of its rights and remedies hereunder, and any Indemnified Liabilities, under federal and state securities laws or otherwise, insofar as such Indemnified Liabilities;

(i) arise out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or offering memorandum or in any preliminary prospectus or preliminary offering memorandum or in any amendment or supplement to any of the foregoing or in any other writing in connection with the offer, sale or resale of all or any portion of the Pledged Collateral, provided that any such registration statement, prospectus or offering memorandum, preliminary prospectus, preliminary offering memorandum, or other writing was prepared by Pledgors, their representatives, agents, or attorneys or such untrue statement was provided by Pledgors specifically for inclusion therein and unless such untrue statement of material fact was provided by the Administrative Agent specifically for inclusion therein; or

(ii) arise out of or is based upon any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading.

Such indemnification to remain operative regardless of any investigation made by or on behalf of the Administrative Agent, any Secured Party or any successor thereof, or any Person in control of any thereof. In no event shall any Pledgor have any obligation to indemnify or hold harmless an Indemnified Party with respect to an Indemnified Liability that is determined in a final, non-appealable judgment by a court of competent jurisdiction to result from the gross negligence or willful misconduct by any Indemnified Party. In connection with a public sale or other distribution, each Pledgor will provide customary indemnification to any underwriters, their respective successors and assigns, their respective officers and directors and each Person who controls any such underwriter (within the meaning of the 1933 Act). If and to the extent that the foregoing undertakings in this Section 10(c) may be unenforceable for any reason, each Pledgor agrees to make maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligations of each Pledgor under this Section 10(c) shall survive any termination of this Agreement.

Section 11. Application of Proceeds. The proceeds of any collection, sale or other realization of all or any part of the Pledged Collateral, and any other cash at the time held by the Administrative Agent under this Agreement, shall be applied to the Secured Obligations in accordance with the terms of the Credit Agreement. The Pledgors shall remain liable for any deficiency in the Secured Obligations remaining after such application.

Section 12. Further Assurances. Each Pledgor agrees that at any time and from time to time, upon the written request of the Administrative Agent, such Pledgor will execute and deliver all Equity Interest Powers, Registration Pages, Irrevocable Proxies, financing statements and such further documents and do such further acts and things as the Administrative Agent may reasonably request consistent with the provisions hereof in order to effect the purposes of this Agreement. Without limiting the foregoing, each Pledgor will take any and all necessary actions required or requested by the Administrative Agent, from time to time, to (a) cause the Administrative Agent to obtain exclusive control of any Pledged Collateral owned by such Pledgor in a manner reasonably acceptable to the Administrative Agent and (b) obtain from any Issuer of Pledged Collateral (other than Lake Canyon Transportation and Gathering, LLC, except to the extent that Lake Canyon Transportation and Gathering, LLC is a Subsidiary) written confirmation of the Administrative Agent’s control over such Pledged Collateral. For purposes of this Section 12, the Administrative Agent shall have exclusive control of Pledged Collateral if (i) in the case of Pledged Collateral consisting of certificated securities, such Pledgor delivers such certificated securities to the Administrative Agent (with Equity Interest Powers (in blank or otherwise) if such certificated securities are in registered form) and (ii) in the case of any other Pledged Collateral, the Administrative Agent has control thereof for all applicable purposes of the UCC.

Section 13. Limitation on Duty of the Administrative Agent.

(a) The powers conferred on the Administrative Agent under this Agreement are solely to protect the Administrative Agent’s interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. The Administrative Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither the Administrative Agent nor its Representative nor any of their respective officers, directors, employees or agents shall be responsible to the Pledgors for any act or failure to act, except for gross negligence or willful misconduct. Without limiting the foregoing, the Administrative Agent and any Representative shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in their possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Administrative Agent or any Representative, in its individual capacity, accords its own property consisting of the type of Pledged Collateral involved, it being understood and agreed that neither the Administrative Agent nor any Representative shall have any responsibility for taking any necessary steps (other than steps taken in accordance with the standard of care set forth above) to protect, preserve or exercise rights against any Person with respect to any Pledged Collateral and shall be relieved of all responsibility for the Pledged Collateral upon surrendering it to the applicable Pledgor.

(b) Also without limiting the generality of the foregoing, neither the Administrative Agent nor any Representative shall have any obligation or liability under any contract or license by reason of or arising out of this Agreement or the granting to the Administrative Agent of a security interest therein or assignment thereof or the receipt by the Administrative Agent or any Representative of any payment relating to any contract or license pursuant hereto, nor shall the Administrative Agent or any Representative be required or obligated in any manner to perform or fulfill any of the obligations of any Pledgor under or pursuant to any contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any contract or license, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

Section 14. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

Section 15. No Waiver; Cumulative Remedies. No failure on the part of the Administrative Agent to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Administrative Agent of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Neither the Administrative Agent nor any of the other Secured Parties shall be liable for any failure to collect or realize upon any of the Secured Obligations or any collateral security or guaranty therefor, or any part thereof, or for any delay in so doing, nor shall the Administrative Agent or any of the other Secured Parties be under any obligation to take any action whatsoever with regard thereto. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

Section 16. Specific Performance. Each Pledgor agrees that a breach of any of the covenants contained in Sections 2(b), 4, 5(c), 6, 10 or 12 hereof will cause irreparable injury to the Secured Parties, that the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, agrees, without limiting the right of the Administrative Agent to seek and obtain specific performance of other obligations of such Pledgor contained in this Agreement, that each and every covenant referenced above shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives to the fullest extent permitted by law and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations have been paid in full and all commitments which could give rise to Secured Obligations have been terminated.

Section 17. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto, the Secured Parties and the respective successors and assigns of the foregoing, provided, that no Pledgor shall assign or transfer its rights hereunder without the prior written consent of the Administrative Agent.

Section 18. Termination. Subject to Section 2.06 of the Credit Agreement, this Agreement and the Liens granted hereunder shall automatically terminate upon Security Termination, whereupon the Administrative Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral (including all certificates evidencing the Pledged Collateral in its possession or control) to or on the order of the Pledgors. The Administrative Agent, at the Pledgors’ expense, shall also execute and deliver to the Pledgors upon such termination such UCC termination statements and such other documentation as shall be reasonably requested by the Pledgors to effect the termination and release of the Liens in favor of the Administrative Agent created hereby.

Section 19. Possession of Pledged Collateral. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral in the physical possession of the Administrative Agent pursuant hereto, neither the Administrative Agent nor any nominee of the Administrative Agent shall have any duty or liability to collect any sums due in respect thereof or to protect, preserve or exercise any rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Collateral upon surrendering them to the applicable Pledgor.

Section 20. Survival of Representations. All representations and warranties of each Pledgor contained in this Agreement shall survive the execution and delivery of this Agreement.

Section 21. Expenses. The Pledgors shall reimburse the Administrative Agent and the other Secured Parties upon demand for all reasonable and documented out-of-pocket legal, accounting, appraisal, consulting, and other reasonable and documented out-of-pocket fees, costs and expenses incurred by the Administrative Agent and the other Secured Parties in connection with the preparation, execution, delivery, administration, collection and enforcement of this Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral in accordance with the terms of the Credit Agreement to the extent provided for in Section 12.03 of the Credit Agreement). Any and all costs and expenses incurred by the Pledgors in the performance of actions required pursuant to the terms hereof shall be borne solely by the Pledgors. Any taxes and stamp duties payable or ruled payable by and domestic or foreign Governmental Authority in respect of this Agreement shall be borne solely by the Pledgors, together with related interest, penalties, fines and expenses, if any.

Section 22. Attorney-In-Fact. Each Pledgor hereby irrevocably appoints the Administrative Agent as such Pledgor’s attorney-in-fact until termination of this Agreement in accordance with the terms hereof, effective upon the occurrence and during the continuance of an Event of Default, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Administrative Agent’s discretion, to take any action and to execute any instrument that the Administrative Agent deems reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to such Pledgor representing any dividend, payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, when and to the extent permitted by this Agreement.

Section 23. Notices. All notices, demands and requests that any party is required or elects to give to any other party shall be given in accordance with the provisions of Section 12.01 of the Credit Agreement, and if given (i) to the Administrative Agent, shall be given to it at its address specified in the Credit Agreement or as otherwise specified by the Administrative Agent in writing, and (ii) to any Pledgor shall be given to it the address specified in the Credit Agreement for such Pledgor or as otherwise specified by such Pledgor in writing.

Section 24. Governing Law; Consent to Forum.

(a) THIS AGREEMENT AND ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.

(b) EACH PLEDGOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER TEXAS, IN ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING RELATING IN ANY WAY TO THIS AGREEMENT, AND AGREES THAT ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH PLEDGOR IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING ANY SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM.

EACH PLEDGOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND EACH PLEDGOR AND THE ADMINISTRATIVE AGENT CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 12.01 OF THE CREDIT AGREEMENT. A final judgment in any proceeding of any such court shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or any other manner provided by applicable law.

(c) Nothing herein shall limit the right of the Administrative Agent or any Secured Party to bring proceedings against any Pledgor in any other court, nor limit the right of any party to serve process in any other manner permitted by applicable law. Nothing in this Agreement shall be deemed to preclude enforcement by the Administrative Agent of any judgment or order obtained in any forum or jurisdiction.

Section 25. WAIVERS BY PLEDGORS. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW BUT WITHOUT LIMITATION OF ANY RIGHTS AFFORDED SUCH PLEDGOR AS A BORROWER OR GUARANTOR UNDER THE CREDIT AGREEMENT, EACH PLEDGOR WAIVES (A) THE RIGHT TO TRIAL BY JURY IN ANY PROCEEDING OR DISPUTE OF ANY KIND RELATING IN ANY WAY TO ANY LOAN DOCUMENTS, SECURED OBLIGATIONS OR COLLATERAL; (B) PRESENTMENT, DEMAND, PROTEST, NOTICE OF PRESENTMENT, DEFAULT, NON-PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY COMMERCIAL PAPER, ACCOUNTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY THE ADMINISTRATIVE AGENT ON WHICH A PLEDGOR MAY IN ANY WAY BE LIABLE, AND HEREBY RATIFIES ANYTHING THE ADMINISTRATIVE AGENT MAY DO IN THIS REGARD AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT; (C) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF ANY COLLATERAL AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT; (D) ANY BOND OR SECURITY THAT MIGHT BE REQUIRED BY A COURT PRIOR TO ALLOWING THE ADMINISTRATIVE AGENT TO EXERCISE ANY RIGHTS OR REMEDIES AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT; (E) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; (F) ANY CLAIM AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY OTHER SECURED PARTY, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) IN ANY WAY RELATING TO ANY ENFORCEMENT ACTION, SECURED OBLIGATIONS, LOAN DOCUMENTS OR TRANSACTIONS RELATING THERETO; AND (G) NOTICE OF ACCEPTANCE HEREOF. Each Pledgor acknowledges that the foregoing waivers are a material inducement to the Administrative Agent, on behalf of the Secured Parties, entering into this Agreement and that it is relying upon the foregoing in its dealings with Pledgors. Each Pledgor has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial and other rights following consultation with legal counsel. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

Section 26. Waiver of Right of Setoff. All sums payable by the Pledgors hereunder or under the Notes and the other Loan Documents shall be paid without notice, demand, counterclaim, setoff, deduction or defense, and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of the Pledgors hereunder and thereunder shall in no way be released, discharged or otherwise affected, except as expressly provided herein, by reason of (a) any damage to or destruction of or any taking, or transfer in lieu thereof, of the Pledged Collateral or any part thereof; (b) any restriction or prevention of or interference with any use of the Pledged Collateral or any part thereof; (c) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or Issuer or any action taken with respect to this Agreement or the other Loan Documents by any trustee or receiver of any Pledgor or Issuer, or by any court in such proceeding; (d) any claim which any Pledgor has or might have against the Administrative Agent or any other Secured Party; or (e) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not the Pledgors shall have notice or knowledge of any of the foregoing. No portion of the Secured Obligations shall be or be deemed to be offset or compensated by all or any part of any claim, cause of action, counterclaim or cross-claim, whether liquidated or unliquidated, which any Pledgor may presently have or claim to have against the Administrative Agent or any other Secured Party. Each Pledgor hereby waives, to the fullest extent permitted by applicable law, any right of setoff it may have or to which it may be entitled under this Agreement, the other Loan Documents or any applicable law from time to time against the Administrative Agent, any other Secured Party or their respective assets. Except as expressly provided herein, each Pledgor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by such Pledgor.

Section 27. Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing in accordance with Section 12.02(b) of the Credit Agreement. Any such amendment or waiver shall be binding upon the Administrative Agent and each Pledgor and their respective successors and assigns.

Section 28. Counterparts; Headings; Execution. This Agreement may be authenticated in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may authenticate this Agreement by signing any such counterpart. This Agreement may be authenticated by manual signature, facsimile or, if approved in writing by the Administrative Agent, electronic means, all of which shall be equally valid. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. Any electronic signature, contract formation on an electronic platform and electronic record-keeping shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act or any state law based on the Uniform Electronic Transactions Act.

Section 29. Entire Agreement. This Agreement embodies the entire agreement and understanding between the Pledgors and the Administrative Agent with respect to the subject matter hereof and supersedes all prior oral and written agreements and understandings between any Pledgor and the Administrative Agent relating to the subject matter hereof. This Agreement supplements the other Loan Documents and nothing in this Agreement shall be deemed to limit or supersede the rights granted to the Administrative Agent or the other Secured Parties in any other Loan Document. In the event of any conflict or inconsistency between this Agreement and the Credit Agreement, the provisions of the Credit Agreement shall govern and control.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered as of the day and year first above written.

PLEDGORS:

BERRY PETROLEUM COMPANY, LLC

By:	/s/ Steven B. Wilson
Name:	Steven B. Wilson
Title:	Chief Financial Officer

BERRY PETROLEUM CORPORATION

By:	/s/ Steven B. Wilson
Name:	Steven B. Wilson
Title:	Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Patrick J. Fults
Name:	Patrick J. Fults
Title:	Director

[Signature Page to Pledge Agreement]

Exhibit A

to Pledge Agreement

Pledgor	Issuer	Certificate No.	No. of Shares	Class of Shares	% of Issued Shares of such Class of Issuer or other Equity Interest Pledged
Berry Petroleum Corporation	Berry Petroleum Company, LLC	1	n/a	Membership Interests	100%
Berry Petroleum Company, LLC	Lake Canyon Transportation and Gathering, LLC	n/a	n/a	Membership Interests	37.5%

Exhibit B

to Pledge Agreement

Addendum to Pledge Agreement

The undersigned, being a Pledgor pursuant to that certain Pledge Agreement dated as of February 28, 2017 (the “Pledge Agreement”) in favor of Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), by executing this Addendum, hereby acknowledges that such Pledgor legally and beneficially owns capital stock as set forth below of [                    ], a [                ][                    ] (“Entity”). Capitalized terms used but not defined herein have the meanings given them in the Pledge Agreement. Such Pledgor hereby agrees and acknowledges that Entity is an Issuer pursuant to the Pledge Agreement and the Shares (as hereinafter defined) shall be deemed Pledged Shares pursuant to the Pledge Agreement. Such Pledgor hereby represents and warrants to the Administrative Agent and the other Secured Parties that (i) all of the capital stock or shares of Entity now owned by such Pledgor (“Shares”) is presently represented by the stock or share certificates listed below to the extent applicable, which stock or share certificates, with undated Equity Interest Powers duly executed in blank by such Pledgor, Irrevocable Proxies and Registration Pages are being delivered to the Administrative Agent, simultaneously herewith, and (ii) after giving effect to this Addendum, the representations and warranties set forth in Section 3 of the Pledge Agreement are true, complete and correct with respect to the undersigned Pledgor and the Pledged Shares described herein as of the date hereof.

Pledged Shares

Pledgor	Issuer	Certificate No.	No. of Shares	Class of Shares	% of Issued Shares of such Class of Issuer or other Equity Interest Pledged

IN WITNESS WHEREOF, Pledgor has executed this Addendum this          day of                     , 20    .

PLEDGOR:

By:

Its:

Exhibit C

to Pledge Agreement

Joinder to Pledge Agreement

The undersigned,                             , a                              , as of the      day of         , 20    , hereby joins in the execution of that certain Pledge Agreement dated as of February 28, 2017 (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Pledge Agreement”) by Berry Petroleum Company, LLC, a Delaware limited liability company (the “Borrower”), Berry Petroleum Corporation a Delaware corporation (“Parent Guarantor” together with the Borrower and each Person who becomes a party to this Agreement by execution of a joinder in the form of Exhibit C thereto, collectively the “Pledgors” and each individually a “Pledgor”), in favor of Wells Fargo Bank, National Association, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”), for the benefit of the Secured Parties. Capitalized terms used but not defined herein have the meanings given them in the Pledge Agreement. By executing this Joinder, the undersigned hereby agrees that it is a Pledgor thereunder and agrees to be bound by all of the terms and provisions of the Pledge Agreement.

The undersigned represents and warrants to the Administrative Agent and the other Secured Parties that the undersigned is the record and beneficial owner of, and has legal title to, the Equity Interests set forth below.

                             , a

By:
Name:
Title:

Pledged Shares

Pledgor	Issuer	Certificate No.	No. of Shares	Class of Shares	% of Issued Shares of such Class of Issuer or other Equity Interest Pledged

Exhibit D

to Pledge Agreement

Issuer’s Acknowledgement

Each of the undersigned hereby (i) acknowledges receipt of a copy of that certain Pledge Agreement dated as of February 28, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement), made by the Pledgors party thereto and Wells Fargo Bank, National Association, as administrative agent for the Secured Parties (in such capacity and together with any successors in such capacity, the “Administrative Agent”), (ii) subject to the provisions of the Pledge Agreement, agrees that it will comply with instructions of the Administrative Agent or its nominee with respect to the applicable Pledged Collateral without further consent by the applicable Pledgor, (iii) to the extent permitted by law, agrees that the “issuer’s jurisdiction” (as defined in Section 8-110 of the UCC) is the State of [Delaware], U.S.A., (iv) agrees to notify the Administrative Agent upon obtaining knowledge of any interest in favor of any person in the applicable Pledged Collateral that is adverse to the interest of the Administrative Agent therein and (v) waives any right or requirement at any time hereafter to receive a copy of the Pledge Agreement in connection with the registration of any Pledged Collateral thereunder in the name of the Administrative Agent or its nominee or the exercise of voting rights by the Administrative Agent or its nominee. The undersigneds each hereby acknowledge and agree that upon the delivery of any certificates representing the Pledged Shares issued by the undersigned endorsed to the Administrative Agent or in blank, or to the extent the Pledged Shares are not represented by certificates, upon the execution and delivery of this acknowledgement by the parties hereto, the Administrative Agent shall have control over the Pledged Shares.

[ISSUER]

By:
Name:
Title:

Exhibit E

to Pledge Agreement

Equity Interest Power

FOR VALUE RECEIVED, the undersigned,                      a                              (“Pledgor”), does hereby sell, assign and transfer to                                                  * all of its Equity Interests (as hereinafter defined) represented by Certificate No(s).                    * in                                , a                              (“Issuer”) standing in the name of Pledgor on the books of said Issuer. Pledgor does hereby irrevocably constitute and appoint ______________________*, as attorney, to transfer the Equity Interests in said Issuer with full power of substitution in the premises. The term “Equity Interest” means any security, share, unit, partnership interest, membership interest, ownership interest, equity interest, option, warrant, participation, “equity security” (as such term is defined in Rule 3(a)11-1 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended, or any similar statute then in effect, promulgated by the Securities and Exchange Commission and any successor thereto) or analogous interest (regardless of how designated) of or in a corporation, partnership, limited partnership, limited liability company, business trust or other entity, of whatever nature, type, series or class, whether voting or nonvoting, certificated or uncertificated, common or preferred, and all rights and privileges incident thereto.

Dated:	*

PLEDGOR:

By:
Name:
Title:

*	To Remain Blank

Exhibit F

to Pledge Agreement

Irrevocable Proxy

(Interests of [Issuer])

For good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes WELLS FARGO BANK, NATIONAL ASSOCIATION in its capacity as Administrative Agent for the Lenders (the “Proxy Holder”) under the Credit Agreement dated as of February [    ], 2017 to which it, [the Company] (as defined below), the other Obligors party thereto and the Lenders are party, as amended, restated, modified or supplemented from time to time (the “Credit Agreement”), the attorney and proxy of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned’s rights with respect to all of the Pledged Collateral (as defined in the Pledge Agreement, defined below) which constitute the shares or other equity interests (the “Interests”) of                              (the “Company”). Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Interests are hereby revoked, and no subsequent proxies will be given with respect to any of the Interests.

This proxy is irrevocable, is coupled with an interest and is granted pursuant to that certain Pledge Agreement dated as of February 28, 2017 (the “Pledge Agreement”) in favor of the Proxy Holder, for the benefit of the Secured Parties, in consideration of the credit extended pursuant to the Credit Agreement. Capitalized terms used herein but not otherwise defined in this irrevocable proxy have the meanings ascribed to such terms in the Pledge Agreement.

The Proxy Holder named above will be empowered and may exercise this irrevocable proxy to vote the Interests at any and all times after the occurrence and during the continuation of an Event of Default, including but not limited to, at any meeting of the shareholders or members of the Company, after such time however called, and at any adjournment thereof, or in any written action by consent of the shareholders or members of the Company. This proxy shall remain in effect with respect to the Interests until Security Termination, and will continue to be effective or automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Proxy Holder for any reason including as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made (provided, that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees and disbursements) incurred by the Proxy Holder in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations), notwithstanding any time limitations set forth in the operating agreement and other organizational documents of the Company or the limited liability company act of the State of                 .

Any obligation of the undersigned hereunder shall be binding upon the heirs, successors and assigns of the undersigned (including any transferee of any of the Interests).

IN WITNESS WHEREOF, the undersigned has executed this irrevocable proxy as of this ____ day of                ,             .

By
Print Name
Title

Exhibit G

to Pledge Agreement

Registration Page

[Issuer]

[Membership Interest][Stock] Ledger as of ________, ___*

NAME	CERTIFICATE NO.	NUMBER OF INTERESTS

                                           Acknowledged By:

                         [Issuer]

By
Print Name
Title

*	To Remain Blank - Not Completed at Closing